Other financial assets measured at amortized cost (Detail) - USD ($) $ in Millions		Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Disclosure Of Financial Assets [Line Item]
Debt securities		$ 12,906	$ 12,938	$ 13,562
of which: government bills / bonds		8,163	8,094	8,778
Loans to financial advisors	[1]	3,075	3,158	3,291
Fee- and commission-related receivables		1,830	1,816	1,644
Finance lease receivables	[2]	1,259	1,224	1,091
Settlement and clearing accounts		582	702	1,039
Accrued interest income		821	733	700
Other		1,752	1,924	1,310
Total other financial assets measured at amortized cost		$ 22,225	$ 22,495	$ 22,637

[1]	Related to financial advisors in the US and Canada
[2]	Upon adoption of IFRS 16 on 1 January 2019, Finance lease receivables increased by USD 176 million. Refer to Note 1 for more information.